SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):        October 22, 2003
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                           MENTOR GRAPHICS CORPORATION
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               (Exact name of registrant as specified in charter)



           OREGON                        0-13442                 93-0786033
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)



            8005 S.W. BOECKMAN ROAD,                            97070-7777
                 WILSONVILLE, OR
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    (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:     (503) 685-7000
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                                    NO CHANGE
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         (Former name or former address, if changed since last report.)


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         The two press releases attached to this Form 8-K/A are identical to the press releases attached to the original Form 8-K submitted on October 22, 2003. This Form 8-K/A is submitted solely for the purpose of reflecting that the third quarter 2003 earnings release is furnished pursuant to Item 12 rather than Item 9.


Item 9.  Regulation FD Disclosure.
---------------------------------

         Attached as Exhibit 99.2 is a copy of a press release of Mentor Graphics Corporation dated October 22, 2003 providing the Company's outlook for the fourth quarter of 2003 and full year of 2004, which is being furnished to the Securities and Exchange Commission.


Item 12. Results of Operations and Financial Condition.
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         Attached as Exhibit 99.1 is a copy of a press release of Mentor
Graphics Corporation dated October 22, 2003 announcing the Company's earnings for the third quarter of 2003, which is being furnished to the Securities and Exchange Commission.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            MENTOR GRAPHICS CORPORATION
                            (Registrant)


Date: October 29, 2003      By: /s/ Gregory K. Hinckley
                                -----------------------
                                Gregory K. Hinckley
                                President, Chief Operating and Financial Officer

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